Exhibit 99.2

Gordon Pointe Acquisition Corp. Announces Shareholders May Participate Telephonically in Special Meeting on Vote to Extend Deadline to Complete Business Combination to be Held on March 30, 2020

NEW YORK and NAPLES, Fla., March 26, 2020 /PRNewswire/ -

Gordon Pointe Acquisition Corp. (Nasdaq: GPAQ) (“GPAQ”) announced today that, in light of public health concerns regarding the Coronavirus, or COVID-19, and the related stay-at-home order issued for Philadelphia, Pennsylvania, that GPAQ shareholders of record may participate telephonically in the special shareholders meeting (the “Special Meeting”) to approve a 45 day extension to complete its proposed business combination scheduled for Monday, March 30, 2020 at 9:00 A.M. Eastern. GPAQ shareholders may participate in listen to the call by dialing 1-646-558-8656 and Entry Code: 798-121-0979.

As previously disclosed, on September 16, 2019, GPAQ entered into a definitive merger agreement with HOF Village, LLC for a proposed business combination. As described in the proxy statement/prospectus for the Special Meeting previously distributed, GPAQ has proposed to extend the time to complete its proposed business combination for an additional 45 days from March 30, 2020 to May 14, 2020. GPAQ shareholders are entitled to participate in and vote at the Special Meeting to approve the proposed extension if they were a shareholder of record as of the close of business on February 18, 2020, or hold an appropriate legal proxy for the meeting provided by their broker, bank or other nominee.

Whether or not a shareholder plans to attend the Special Meeting telephonically, GPAQ urges its shareholders to vote and submit their proxy in advance of the Special Meeting by one of the methods described in the proxy statement/prospectus. Instructions as to how to vote at the Special Meeting will be provided on the conference call.

About Gordon Pointe Acquisition Corp.

GPAQ is a special purpose acquisition company formed by Mr. James Dolan. GPAQ raised $125 million in its initial public offering in January of 2018. Additional information can be found at www.gordonpointe.com.

About HOF Village, LLC

Johnson Controls Hall of Fame Village, a development of HOF Village, LLC is a multi-use sports, entertainment and media destination centered around the Pro Football Hall of Fame's campus in Canton, Ohio. It provides a themed sports, entertainment and media venue to capitalize on the popularity and fandom associated with professional football and its legendary players. HOF Village, LLC was founded by the Pro Football Hall of Fame through its wholly owned, for profit subsidiary Hall of Fame Village, Inc. and Industrial Realty Group, LLC.

Forward-Looking Statements

Certain statements made herein are "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include timing of the proposed merger; the business plans, objectives, expectations and intentions of the parties once the transaction is complete, and GPAQ's and HOFV’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities, relating to the acquired business. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the impact of the Coronavirus on GPAQ and HOFV, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transaction contemplated thereby; the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of GPAQ or other conditions to closing in the Merger Agreement; the outcome of any legal proceedings that have been, or will be, instituted against GPAQ or other parties to the Merger Agreement following announcement of the Merger Agreement and transactions contemplated therein; the ability of GPAQ and/or Holdings to meet NASDAQ listing standards following the merger and in connection with the consummation thereof; the failure to obtain the financing arrangements necessary to complete the development of the project; the failure to achieve the assumptions underlying certain of the financial projections included within the investor presentation including, among others, securing the timely financing for, and achieving construction of, the second phase of the project within assumed time and financial budget, and achieving expected attendance and occupancy rates; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the announcement of the Merger Agreement and consummation of the transaction described therein; costs related to the proposed merger and the impact of the substantial indebtedness to be incurred to finance the consummation of the merger; changes in applicable laws or regulations; the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by GPAQ and Holdings.

Additional Information about the Transaction and Where to Find It

This communication is being made in respect of the proposed business combination between GPAQ and HOF Village, LLC (“HOFV”). In connection with the proposed business combination, GPAQ has filed with the SEC a proxy statement and GPAQ Acquisition Holdings, Inc. (“Holdings”) has filed a registration statement on Form S-4, as amended, which includes a definitive proxy statement/final prospectus, which definitive proxy statement will be mailed to stockholders of GPAQ as of a new to-be-determined record date. Before making any voting or investment decision, shareholders of GPAQ are urged to carefully read the definitive proxy statement/final prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about GPAQ, Holdings, HOFV and the proposed business combination. Stockholders will also be able to obtain copies of the registration statement and proxy statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Gordon Pointe Acquisition Corp., 780 Fifth Avenue South, Naples, FL 34102.

Participants in the Solicitation

GPAQ, Holdings, HOFV, HOF Village Newco, LLC and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GPAQ stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in GPAQ's directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 10, 2020, and also in Holdings’ Post-Effective Amendment No. 2 to Registration Statement on Form S-4, as amended, which includes a definitive proxy statement/final prospectus of GPAQ, which became effective on March 24, 2020.

No Offer or Solicitation

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

For Information, Contact:

HOF Village LLC or Gordon Pointe Investor Inquiries

Jacques Cornet, (646) 277-1285

Jacques.Cornet@icrinc.com

or

Will Swett, (646) 677-1818

Will.Swett@icrinc.com

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